                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO. [ __ ])

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials.
[ ]     Soliciting Material Pursuant to Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

                          ASSURANCEAMERICA CORPORATION
                          ----------------------------
                (Name of Registrant as Specified in its Charter)

                               -------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

1)       Title of each class of securities to which transaction applies:
2)       Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)       Proposed maximum aggregate value of transaction:
5)       Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ]      Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:
2)   Form, Schedule or Registration Statement No.:
3)   Filing Party:
4)   Date Filed:

                          ASSURANCEAMERICA CORPORATION
                                  RiverEdge One
                                    Suite 600
                          5500 Interstate North Parkway
                             Atlanta, Georgia 30328


                     NOTICE OF ANNUAL SHAREHOLDERS' MEETING
                            TO BE HELD APRIL 21, 2004

         Notice is hereby given that the 2004 Annual Shareholders' Meeting (the "Annual Meeting") of AssuranceAmerica Corporation, a Nevada corporation, will be held at our main offices at RiverEdge One, Suite 600, 5500 Interstate North Parkway, Atlanta, Georgia 30328, on Wednesday, April 21, 2004, at 10:00 a.m., local time, for the following purposes:

         1. Election of Directors. To elect five Directors to serve until the 2005 Annual Shareholders' Meeting and until their successors are duly elected and qualified; and

         2. Other Business. The transaction of such other business as may properly come before the Annual Meeting, including adjourning the Annual Meeting to permit, if necessary, further solicitation of proxies.

         A plurality of votes cast at the Annual Meeting will be required to elect the five nominees for Director. The affirmative vote of holders of a majority of our common stock present in person or represented by proxy and entitled to vote will be required to approve any other matter to come before the Annual Meeting. Only shareholders of record at the close of business on April 8, 2004, are entitled to receive notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU ARE ENCOURAGED TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE ANNUAL MEETING EVEN IF YOU CANNOT ATTEND. ALL SHAREHOLDERS OF RECORD CAN VOTE BY USING THE PROXY CARD. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                     By Order Of The Board Of Directors


                     /s/ Guy W. Millner    /s/ Lawrence Stumbaugh

                     Guy W. Millner        Lawrence Stumbaugh
                     Chairman              President and Chief Executive Officer
Atlanta, Georgia
April 9, 2004

                          ASSURANCEAMERICA CORPORATION
              PROXY STATEMENT FOR 2004 ANNUAL SHAREHOLDERS' MEETING

                                TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----
Voting Information........................................................1
Proposal 1 - Election of Directors........................................2
Certain Relationships and Related Transactions............................5
Executive Compensation....................................................6
Security Ownership of Certain Beneficial Owners and Management............7
Independent Auditors......................................................7
Section 16(a) Beneficial Ownership Reporting Compliance...................9
General Information.......................................................9
Other Matters............................................................10

                          ASSURANCEAMERICA CORPORATION
                               PROXY STATEMENT FOR
                        2004 ANNUAL SHAREHOLDERS' MEETING

                               VOTING INFORMATION

PURPOSE

         This Proxy Statement is being furnished to you in connection with the solicitation by and on behalf of our Board of Directors of proxies for use at the 2004 Annual Shareholders' Meeting (the "Annual Meeting") at which you will be asked to vote upon a proposal to elect five Directors to serve until the 2005 Annual Shareholders' Meeting and until their successors are duly elected and qualified (see Proposal 1).

         The Annual Meeting will be held at 10:00 a.m., local time, on Wednesday, April 21, 2004, at our main offices at RiverEdge One, Suite 600, 5500 Interstate North Parkway, Atlanta, Georgia 30328. This Proxy Statement and the enclosed proxy are first being mailed to shareholders on or about April 9, 2004.

PROXY CARD AND REVOCATION

         You are requested to promptly sign, date and return the accompanying proxy card to us in the enclosed envelope. Any shareholder who has delivered a proxy may revoke it at any time before it is voted by either electing to vote in person at the Annual Meeting, by giving notice of revocation in writing or by submitting to us a signed proxy bearing a later date, provided that we actually receive such notice or proxy prior to the taking of the shareholder vote at the Annual Meeting. Any notice of revocation should be sent to RiverEdge One, Suite 600, 5500 Interstate North Parkway, Atlanta, Georgia 30328, Attention: Lawrence
(Bud) Stumbaugh. The shares of our common stock represented by properly executed proxies received at or before the Annual Meeting and not subsequently revoked will be voted as directed in such proxies. If instructions are not given, shares represented by proxies received will be voted "FOR" the election of each of the five nominees for Director. As of the date of this Proxy Statement, we are unaware of any other matter to be presented at the Annual Meeting.

WHO CAN VOTE; VOTING OF SHARES

         Our Board of Directors has established the close of business on April 8, 2004, as the record date for determining our shareholders entitled to notice of and to vote at the Annual Meeting. Only our shareholders of record as of the record date will be entitled to vote at the Annual Meeting. A plurality of votes cast at the Annual Meeting will be required to elect five Directors to serve until the 2005 Annual Shareholders Meeting and until their successors are duly elected and qualified. A plurality means that the nominees who receive the most votes for the available directorships will be elected as Directors. Accordingly, the withholding of authority by a shareholder will not be counted in computing a plurality and will have no effect on the results of the election of such nominees. The affirmative vote of holders of a majority of our outstanding common stock present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve any other matter to properly come before the Annual Meeting.

         Under certain circumstances, brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies to the brokers (so-called "broker non-votes"). In such cases, those shares will be counted for the purpose of determining if a quorum is present but will not be included in the vote totals with respect to those matters for which the broker cannot vote. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present, and each is tabulated separately. Because Directors are elected by a plurality, abstentions and broker non-votes have no effect on the election of Directors. In all other matters, abstentions are counted as votes against a proposal and broker non-votes are not counted.

         As of the record date, there were 45,211,100 shares of our common stock outstanding and entitled to vote at the Annual Meeting, with each share entitled to one vote.

         The presence, in person or by proxy, of holders of 10% of the outstanding shares of our common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum of the shareholders in order to take action at the Annual Meeting. For these purposes, shares of our common stock that are present, or represented by proxy, at the Annual Meeting will be counted for quorum purposes regardless of whether the holder of the shares or proxy fails to vote on any matter or whether a broker with discretionary authority fails to exercise its discretionary voting authority with respect to any matter.

HOW YOU CAN VOTE

         You may vote your shares by marking the appropriate boxes on the enclosed proxy card. You must sign and return the proxy card promptly in the enclosed self-addressed envelope. YOUR VOTE IS IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE RETURN YOUR MARKED PROXY CARD PROMPTLY TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED.

RECENT ACQUISITION

         On April 1, 2003, our wholly-owned subsidiary AAHoldings Acquisition Sub, Inc., merged with and into AssuranceAmerica Corporation, a Georgia corporation ("AssuranceAmerica Georgia"). As a result of this merger, AssuranceAmerica Georgia became a wholly-owned subsidiary of us. In connection with this merger, AssuranceAmerica Georgia's shareholders exchanged an aggregate of 19,508,902 shares of AssuranceAmerica Georgia common stock, no par value, on a 1-for-1 basis, for the right to receive shares of our common stock, $0.01 par value per share. Following the subsequent amendment of our Articles of Incorporation to permit the conversion of AssuranceAmerica Georgia's Series A Preferred Stock into shares of our common stock, the former shareholders of AssuranceAmerica Georgia became holders of approximately 94.96% of our outstanding common stock.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

NUMBER OF DIRECTORS

         Our Bylaws provide that our Board of Directors will consist of not less than five Directors although the Board of Directors may either increase or decrease to not less than three the number of Directors from time to time. The number of Directors has been set at six by the Board. Our Board of Directors currently consists of five Directors, with one vacancy.

NOMINEES

         We have selected five nominees that we propose for election to our Board of Directors. The nominees are: Guy W. Millner, Lawrence (Bud) Stumbaugh, Donald Ratajczak, Quill O. Healey and John E. Cay III. Each of the nominees presently serves on our Board of Directors. It is intended that each proxy solicited on behalf of the Board of Directors will be voted only for the election of designated nominees.

         Each of the nominees has consented to being named in this Proxy Statement and to serve as a Director if elected. In the event that any nominee withdraws or for any reason is not able to serve as a Director, the proxy will be voted for such other person as may be designated by the Board of Directors (or to reduce the number of persons to be elected by the number of persons unable to serve), but in no event will the proxy be voted for more than five nominees.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH NOMINEE.

BOARD OF DIRECTORS

         The following table sets forth the names and ages as of April 8, 2004, of the current members of our Board of Directors.

           NAME                    AGE                POSITION HELD
------------------------           ---    ----------------------------------
Guy W. Millner                      67    Chairman of the Board of Directors
Lawrence (Bud) Stumbaugh            63    Director
Donald Ratajczak                    60    Director
Quill O. Healey                     63    Director
John E. Cay III                     58    Director

MEETINGS AND COMMITTEES OF THE BOARD

         Our Board of Directors held three meetings during the transition period ended December 31, 2003. Each Director attended 75% or more of the aggregate number of meetings held by the Board of Directors. Our Board of Directors does not have a standing Audit Committee, Nominating Committee or Compensation Committee. During the transition period ended December 31, 2003, the Board of Directors performed the function of a Nominating Committee and Audit Committee.

         Because approximately 91% of our outstanding common stock is beneficially held by two individuals, our Board of Directors feels that it is appropriate not to have to have a standing Nominating Committee. Each of the members of our Board of Directors participates in the consideration of Director nominees. Messrs. Healey and Cay are "independent directors," as defined in Rule 303A of the New York Stock Exchange Listed Company Manual. Messrs. Millner and Stumbaugh serve as our Chairman and President and Chief Executive Officer, respectively, and Mr. Ratajczak served as our Chief Executive Officer until June 2003. As a result, Messrs. Millner, Stumbaugh and Ratajczak would not be considered "independent directors." Our Board of Directors does not have a charter or other formal policy relating to the nomination of Directors. Our Board of Directors does not consider nominees for Director submitted by shareholders.

         Our Directors are expected to attend each annual shareholders meeting, but are not required to do so. Last year, Messrs. Millner, Stumbaugh and Dr. Ratajczak attended our annual shareholders meeting.

COMMUNICATING WITH THE BOARD

         If you wish to communicate with our Board of Directors or any individual Director, you may send correspondence to: AssuranceAmerica Corporation, RiverEdge One, Suite 600, 5500 Interstate North Parkway, Atlanta, Georgia 30328, Attention: Corporate Secretary. Our Corporate Secretary will submit your correspondence to the Board or the appropriate Director, as applicable.

DIRECTOR COMPENSATION

         For the transition period ended December 31, 2003, Guy W. Millner and Lawrence Stumbaugh were not compensated in their capacity as Directors. Donald Ratajczak and John E. Cay III each accepted a grant of 20,000 shares of our common stock in lieu of cash compensation for their service for the transition period ended December 31, 2003. Quill O. Healey elected to receive cash compensation of $5,000 as remuneration for his services for the transition period ended December 31, 2003.

EXECUTIVE OFFICERS

         The following table sets forth the name, age and position of each of our executive officers.

            NAME                AGE                   POSITIONS HELD
------------------------        ---     ---------------------------------------
Guy W. Millner                   67     Chairman
Lawrence (Bud) Stumbaugh         63     President and Chief Executive Officer
Robert J. Cormican               55     Senior Vice President, Chief Financial
                                        Officer and Secretary

         Our officers are appointed by the Board of Directors and serve until their successors are duly elected and qualified. There are no family relationships among any of our officers or Directors.


BIOGRAPHIES OF DIRECTORS AND OFFICERS

         GUY W. MILLNER has served as the Chairman of the Board since June 2003. Mr. Millner served as Chairman of AA Holdings, LLC, the predecessor of AssuranceAmerica, our principal operating subsidiary, from 1999 to 2003. From 1961 to 1999, Mr. Millner served as Chairman of Norrell Corporation, a leading provider of staffing and outsourcing solutions.

         LAWRENCE (BUD) STUMBAUGH has served as our President and Chief Executive Officer and on our Board of Directors since June 2003. He served as President and Chief Executive Officer of AA Holdings, LLC from 1998 to 2003. Prior to joining AA Holdings, LLC, Mr. Stumbaugh was President and Chief Executive Officer of Lawmark International Corporation. Mr. Stumbaugh has served as the President of Sercap Holdings, LLC since June 1997.

         DONALD RATAJCZAK serves on our Board of Directors. Dr. Ratajczak previously served as the Chairman of our Board of Directors and our Chief Executive Officer from May 2000 to June 2003. From May 2000 to November 2000, Dr. Ratajczak also served as our President. From July 1973 to June 2000, he served as a professor and Director of Economic Forecasting Center at the J. Mack Robinson College of Business Administration at Georgia State University. Dr. Ratajczak also currently serves on the Board of Directors of the following organizations: Crown Crafts, Inc., a textile manufacturing company; T.B.C. Corporation, a tire distribution company, Ruby Tuesday, Inc., a food service company and Regan Holdings, an insurance marketing company. He is a consulting economist for Morgan, Keegan & Co., a broker/dealer company and a trustee for C.I.M. High Yield, a bond fund company.

         QUILL O. HEALEY has served on our Board of Directors since June 2003 and is Managing Partner of Healey Investments, L.P. He retired as Chairman of Marsh, USA in 2001, after serving in that capacity since 1998.

         JOHN E. CAY, III has served on our Board of Directors since June 2003. He has served as Chairman and Chief Executive Officer of Palmer & Cay, Inc., a risk management and benefits consulting firm, since 1972.

         ROBERT J. CORMICAN has served as our Senior Vice President, Chief Financial Officer and Secretary since June 2003. Mr. Cormican has an extensive background in insurance accounting, with over 25 years of experience. From 2002 through April 2003, Mr. Cormican served as the Senior Vice President and Chief Financial Officer of AA Holdings, LLC. Prior to joining AA Holdings, LLC, Mr. Cormican served as the Vice President of Prudential Property & Casualty Company, from 1997 through 2001. From 1984 through 1997, Mr. Cormican served as the Senior Vice President and Chief Financial Officer of Southern Heritage Insurance Company of Tucker, Georgia, where he played a key role in its initial public offering. Mr. Cormican holds a BBA degree in accounting and an MBA degree in finance.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         John E. Cay, III, who serves on our Board of Directors, is the Chairman and Chief Executive Officer of Palmer & Cay, Inc., an insurance, risk-management and employee benefits consulting firm. We use this firm to design our corporate insurance program, as well as to provide brokerage services for the placement of all insurance coverages. We paid Palmer & Cay, Inc. approximately $56,877 in 2003 and $27,229 in 2002, respectively, for insurance premiums.

                             EXECUTIVE COMPENSATION

         The following table sets forth the cash and non-cash compensation we awarded or paid for services rendered during the transition period ended December 31, 2003, to our Chief Executive Officer and to our most highly compensated executive officers other than the Chief Executive Officer whose annual compensation exceeded $100,000 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE


                                                                                           ANNUAL
                                                                                        COMPENSATION
                                                     TRANSITION PERIOD   -------------------------------------------
                                                            ENDED
          NAME AND PRINCIPAL POSITION (1)                DECEMBER 31,     SALARY ($)   BONUS ($)     COMPENSATION(2)
--------------------------------------------------   ------------------  -----------   --------      ---------------
Lawrence Stumbaugh................................          2003         $  175,000       --                --
  President and Chief Executive Officer

Robert J. Cormican................................          2003         $  135,000       --                --
  Senior Vice President, Chief Financial Officer
  and Secretary

(1) Mr. Stumbaugh was appointed President and Chief Executive Officer effective April 1, 2003. Mr. Cormican was appointed Senior Vice President, Chief Financial Officer and Secretary effective April 1, 2003.

(2) In accordance with the rules of the Securities and Exchange Commission, the compensation set forth in the table does not include medical, group life insurance or other benefits that are available to all salaried employees and certain perquisites and other benefits, securities or property that do not exceed the lesser of $50,000 or 10% of the officer's salary and bonus shown in the table.

                      OPTION GRANTS IN THE LAST FISCAL YEAR

         During the transition period ended December 31, 2003, we did not grant any stock options to either of the Named Executive Officers.

                             YEAR-END OPTION VALUES

         Neither of the Named Executive Officers exercised any stock options during the transition period ended December 31, 2003. The following table provides information regarding the value of exercisable and unexercisable stock options held as of December 31, 2003, by each Named Executive Officer.

                                   NUMBER OF SECURITIES
                                        UNDERLYING             VALUE OF UNEXERCISED
                                  UNEXERCISED OPTIONS AT      IN-THE-MONEY OPTIONS AT
                                   DECEMBER 31, 2003(#)      DECEMBER 31, 2003 ($)(1)
                                   --------------------      ------------------------

                                EXERCISABLE  UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
                                -----------  -------------  -----------   -------------
           NAME
           ----
Lawrence Stumbaugh.........          --             --           --              --

Robert J. Cormican.........          --        450,000           --         292,500

 (1) The value of unexercised, in-the-money options based on the average of the high and low price of our common stock as of December 31, 2003, which was $0.90.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table provides information concerning beneficial ownership of our common stock as of April 8, 2004, by:

         - each shareholder that we know owns more than 5% of our outstanding common stock;

         -        each of our Named Executive Officers;

         -        each of our Directors; and

         -        all of our Directors and Named Executive Officers as a group.

         The following table lists the applicable percentage of beneficial ownership based on 45,211,100 shares of common stock outstanding as of April 8, 2004. Except where noted, the persons or entities named have sole voting and investment power with respect to all shares shown as beneficially owned by them.


                                                                    NUMBER OF SHARES OF COMMON
                                                                               STOCK
                    NAME OF BENEFICIAL OWNER (1)                        BENEFICIALLY OWNED           PERCENTAGE OWNERSHIP
                                                                    ---------------------------      --------------------
     Guy W. Millner.............................................          36,255,653(2)                       80.19%
     Lawrence (Bud) Stumbaugh...................................           5,089,347(3)                       11.26%
     Donald Ratajczak...........................................             173,167(4)                            *
     Quill O. Healey............................................              16,666(5)                            *
     John E. Cay III............................................              70,000                               *
     Directors and executive officers as a group (6 persons) ...          41,604,833                          91.96%

------------------------
*        Less than 1.0%.

(1) The address of each beneficial owner is RiverEdge One, Suite 600, 5500 Interstate North Parkway, Atlanta, Georgia 30328.

(2) Includes indirect beneficial ownership by Mr. Millner of 2,119,500 shares of our common stock held by MI Holdings, Inc, a corporation controlled by Mr. Millner.

(3) Includes 5,000 shares of our common stock held by Mr. Stumbaugh's spouse as custodian for her son under the Georgia Transfers to Minors Act.

(4)      Includes an option to purchase 16,666 shares of our common stock.

(5)      Consists of an option to purchase our common stock.

                              INDEPENDENT AUDITORS

         The Board of Directors has appointed Miller Ray & Houser LLP, our current independent auditors, to audit our financial statements for the fiscal year ending December 31, 2004. We do not anticipate that representatives of Miller Ray & Houser LLP will be present at the Annual Meeting.

         Eisner, LLP audited our financial statements for the fiscal year ended March 31, 2002. On July 24, 2002, we dismissed Eisner, LLP as our independent auditors. The decision to change accountants was approved by our Board of Directors. The report of Eisner, LLP on our financial statements for the fiscal year ended March 31, 2002 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles, but was modified as to uncertainty regarding our ability to continue as a going concern.

         In connection with the audit of our financial statements for the fiscal year ended March 31, 2002, there were no disagreements with Eisner, LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolved to the satisfaction of Eisner, LLP would have caused it to make reference to the matter in its report. We requested Eisner, LLP to furnish us with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether it agrees with the above statements. The letter was filed as Exhibit 16.1 to our Current Report on Form 8-K filed with the SEC on July 29, 2002.

         Effective August 6, 2002, we engaged Miller Ray & Houser LLP to replace Eisner, LLP as our accounting firm for the fiscal year ended March 31, 2003. There have been no disagreements concerning any matter of accounting principle or financial statement disclosure between us and Miller Ray & Houser LLP.

PRINCIPAL ACCOUNTANT- AUDIT AND NON-AUDIT FEES

         Aggregate fees for professional services rendered by Miller Ray & Houser LLP, our principal accountants, are as follows:

                                                               TRANSITION
                                                              PERIOD ENDED       FISCAL YEAR ENDED
                                                            DECEMBER 31, 2003      MARCH 31, 2003
                                                            -----------------    -----------------
Audit Fees.............................................            $26,252          $24,263
Audit-Related Fees.....................................             13,116                0
Tax Fees...............................................                  0                0
All Other Fees.........................................                  0                0
                                                                  --------          -------
             Total.....................................            $39,368          $24,263

         Audit Fees. This category includes the aggregate fees billed for professional services rendered for the audits of our consolidated financial statements for our transition period ended December 31, 2003, and our fiscal year ended March 31, 2003, for the reviews of the financial statements included in our quarterly reports on Form 10-Q during 2003 and 2002, and for services that are normally provided by Miller Ray & Houser, LLP in connection with statutory and regulatory filings or engagements for the relevant fiscal years.


         Audit-Related Fees. This category includes the aggregate fees billed in each of the last two fiscal years for assurance and related services by Miller Ray & Houser, LLP that are reasonably related to the performance of the audits or reviews of the financial statements and are not reported under "Audit Fees," as noted above.

         Tax Fees. No fees were billed in either of the last two fiscal years by Miller Ray & Houser, LLP for tax compliance, tax planning and tax advice.

         All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by Miller Ray & Houser, LLP that are not reported under "Audit Fees" or "Audit-Related Fees," as noted above.

         Our Board of Directors reviews and pre-approves audit and non-audit services performed by Miller Ray & Houser, LLP, our independent auditors, as well as the fee charged for such services, on a case-by-case basis.

         Our Board of Directors has considered and determined the fees charged for services other than "Audit Fees" discussed above are compatible with maintaining independence by Miller Ray & Houser, LLP. Beginning May 6, 2003, 100% of the audit and non-audit services provided by our independent auditors were pre-approved by our Board of Directors.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires our Directors, executive officers and persons who own beneficially more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of such securities. Directors, executive officers and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.

         To our knowledge, the Section 16(a) filing requirements applicable to our Directors, executive officers and greater than 10% beneficial owners were complied with during the transition period ended December 31, 2003; provided, however that one Form 4 was filed late on November 18, 2003, by each of Guy Millner, Lawrence Stumbaugh and Sercap Holdings, LLC to report shares of common stock received on July 2, 2003, upon the conversion of certain shares of preferred stock held by such persons. In addition, one Form 4 was filed late on December 9, 2003, by each of Donald Ratajczak and John E. Cay III to report a grant on December 1, 2003, of shares of our common stock as compensation for their service on our Board of Directors, and one Form 4 was filed late on January 2, 2004, by each of Guy Millner, Lawrence Stumbaugh and John E. Cay III to report the disposition of shares of our common stock by gift.

                               GENERAL INFORMATION

SHAREHOLDER PROPOSALS FOR 2005 ANNUAL SHAREHOLDERS MEETING

         In order to be considered for inclusion in the proxy statement and form of proxy to be used in connection with our 2005 Annual Shareholders Meeting, shareholder proposals must be received by our Secretary at our principal offices, located at RiverEdge One, Suite 600, 5500 Interstate North Parkway, Atlanta, Georgia 30328, no later than December 10, 2004.

         For business to be properly brought before the 2005 Annual Shareholders Meeting, a shareholder must give timely written notice of the matter to be presented at the meeting to our Secretary. To be considered timely, the Secretary must receive the notice at our principal offices located at RiverEdge One, Suite 600, 5500 Interstate North Parkway, Atlanta, Georgia 30328, not earlier than January 10, 2005, and not later than February 8, 2005. In the event our 2005 Annual Shareholders Meeting is called for a date that is not within thirty (30) calendar days of April 21, 2005, such notice must be submitted not later than the close of business on the tenth (10th) calendar day following the day on which the notice of meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first.

         Such notice must contain a written statement of the shareholder's proposal and of the reasons therefor, his name and address and number of shares owned, and, in the case of the nomination of a Director, nominations must contain the following information to the extent known by the notifying shareholder: (i) the name, age and address of each proposed nominee; (ii) the principal occupation of each proposed nominee; (iii) the nominee's qualifications to serve as a Director; (iv) such other information relating to such nominee as required to be disclosed in solicitation of proxies for the election of Directors pursuant to the rules and regulations of the Securities and Exchange Commission; (v) the name and residence address of the notifying shareholder; and (vi) the number of shares owned by the notifying shareholder, and shall be accompanied by the nominee's written consent to being named a nominee and serving as a Director if elected. A shareholder making any proposal shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended. Nominations or proposals not made in accordance with this procedure may be disregarded by the Chairman of the Annual Shareholders Meeting in his discretion, and upon his instructions all votes cast for each such nominee or for such proposal may be disregarded.

FORM 10-KSB

         Our Annual Report on Form 10-KSB for the transition period ended December 31, 2003, which was filed with the Securities and Exchange Commission, is included with this Proxy Statement. Copies of exhibits and documents filed with our Annual Report or referenced therein will be furnished to shareholders of record who make written request therefor to us at RiverEdge One, Suite 600, 5500 Interstate Parkway North, Atlanta, Georgia 30328.

SOLICITATIONS OF PROXIES

         We will pay the costs of soliciting proxies. This solicitation is being made by mail, but may also be made by telephone or in person by our officers and employees. We will reimburse brokerage firms, nominees, custodians and fiduciaries for their out-of-pocket expenses for forwarding proxy materials to beneficial owners.

                                  OTHER MATTERS

         Our Board of Directors knows of no other matters to be presented for shareholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, our Board of Directors intends that the persons named in the proxy card will vote upon such matters in accordance with their best judgment.

                           By Order of the Board Of Directors

                           /s/ Guy W. Millner      /s/ Lawrence Stumbaugh

                           Guy W. Millner          Lawrence Stumbaugh
                           Chairman                President and Chief Executive
                                                   Officer
April 9, 2004

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE THE ANNUAL MEETING. IF YOU ARE A SHAREHOLDER OF RECORD AND YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE ANNUAL MEETING.

                                 FORM OF PROXY

                          ASSURANCEAMERICA CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS
                            APRIL 21, 2004 -- PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF OUR BOARD OF DIRECTORS.

    The undersigned hereby constitutes and appoints Lawrence Stumbaugh and Donald Ratajczak and each of them, the true and lawful attorneys and proxies for the undersigned, to act and vote all of the undersigned's capital stock of AssuranceAmerica Corporation, a Nevada corporation, at the Annual Meeting of Shareholders to be held at our executive offices at RiverEdge One, Suite 600, 5500 Interstate North Parkway, Atlanta, Georgia 30328, at 10:00 a.m. local time on Wednesday, April 21, 2004, and at any and all adjournments thereof, for the purposes of considering and acting upon the matter proposed by AssuranceAmerica Corporation that is identified below. This proxy when properly executed will be voted in accordance with the specifications made herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" each of the nominees listed below.

1.  ELECTION OF DIRECTORS.

   Nominees:  Guy W. Millner   Lawrence (Bud) Stumbaugh   Quill O. Healey
                          Donald Ratajczak   John E. Cay III

Check One Box
[ ]         FOR each of the Nominees           [ ]         WITHHOLD AUTHORITY to
            listed above (except as                        vote for all Nominees
            marked to the contrary                         listed above
            below)

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE FOLLOWING SPACE PROVIDED.)

--------------------------------------------------------------------------------

    In their discretion, the proxies are authorized to vote on such other business as may properly come before the Annual Meeting or adjournment(s), including adjourning the Annual Meeting to permit, if necessary, further solicitation of proxies.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

    Should the undersigned be present and elect to vote at the Annual Meeting, or at any adjournments thereof, and after notification to our Secretary at the Annual Meeting of the shareholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by notifying our Secretary of his or her decision to terminate this proxy.

    The undersigned acknowledges receipt from us prior to the execution of this proxy of a Notice of the Annual Meeting and a Proxy Statement dated April 9, 2004.

                                    Dated: April   , 2004

                                    --------------------------------------------
                                    Signature of Shareholder

                                    --------------------------------------------
                                    Print Name of Shareholder

                                    --------------------------------------------
                                    Signature of Shareholder

                                    --------------------------------------------
                                    Print Name of Shareholder

                                    NOTE: Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signatory is a corporation, sign the full corporate name by a duly authorized officer.